                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 27, 1996
                                                          -------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                       0-9787                            73-1105145
                       ------                            ----------
                    (Commission                         (IRS Employer
                    File Number)                      Identification No.)


          200 East Las Olas Boulevard
                  Suite 1400
              Ft. Lauderdale, FL                            33301
    --------------------------------------                 --------
   (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (954) 627-6000
                                                         --------------


                                     N.A.
                  ------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

On June 28, 1996, Republic Industries, Inc. (the "Registrant") announced that it had entered a definitive agreement dated June 27, 1996 (the "Merger Agreement") with Continental Waste Industries, Inc. ("Continental") which provides for the acquisition of Continental by the Registrant in a merger transaction (the "Merger") on the terms previously announced.

Consummation of the Merger is subject to the approval of Continental's stockholders at a special meeting to be called in the future, and other customary conditions, including regulatory approvals.

The descriptions contained herein of the Merger and the Merger Agreement are qualified in their entirety by reference to the Merger Agreement and to the Press Release, dated June 28, 1996, attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

               The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REPUBLIC INDUSTRIES, INC.


                                       By: /s/ Richard L. Handley
                                          -----------------------------
                                          Richard L. Handley
                                          Senior Vice President



Date: July 2, 1996

                        REPUBLIC INDUSTRIES, INC.

                              EXHIBIT INDEX



     Number and
Description of Exhibit
- ----------------------

     1.      None

     2.      None

     4.      None

    16.      None

    17.      None

    21.      None

    23.      None

    24.      None

    27.      None

    99.1     Merger Agreement, dated June 27, 1996, by and among the
             Registrant, RI/CW Merger Corp., and Continental Waste
             Industries, Inc.

    99.2     Press Release, dated June 28, 1996.